UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 26, 2007

Date of Report (Date of earliest event reported)

MPC CORPORATION

(Formerly, HYPERSPACE COMMUNICATIONS, INC.)

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

906 East Karcher Road, Nampa, ID 83687

(Address of principal executive offices)

(208) 893-3434

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Bylaws of MPC Corporation have been amended and restated effective March 26, 2007. The Amended and Restated Bylaws are attached hereto as Exhibit 3.1. The Amended and Restated Bylaws reflect the change of the company’s name to MPC Corporation. Additionally, Section 6.2 of the Amended and Restated Bylaws were modified to read as follows:

"Section 6.2 Certificated and Uncertificated Capital Stock.  The corporation is hereby expressly authorized to issue certificated and uncertificated shares of capital stock, subject to the applicable requirements of Colorado law."

Section 6.2 previously required that all shares of capital stock be issued with certificates. Except as described above, the Amended and Restated Bylaws remain unchanged.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

3.1	The Amended and Restated Bylaws of MPC Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPC CORPORATION

Date: March 27, 2007	By: /s/ Michael R. Whyte Michael R. Whyte Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	The Amended and Restated Bylaws of MPC Corporation.